Exhibit 10.6

股权质押协议

Equity Pledge Agreement

本股权质押协议(下称”本协议”)由下列各方(下称”协议各方”)于2022年11月27日在中国盘锦市签订:

This equity pledge agreement (hereinafter referred to as the “Agreement”) was signed by the following parties (hereinafter referred to as the “Parties to the Agreement”) on November 27,2022 in Panjin , China:

甲方: 佰迦康（辽宁）健康信息咨询服务有限公司（”辽宁佰迦康”）

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd. (“Liaoning Baijiakang”)

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

乙方:

Party B:

孙秀芝，身份证号：211321195609273844

Sun Xiu Zhi , ID No.211321195609273844

地址: 辽宁省盘锦市兴隆台区创新街商东社区鹤翔路53-2-2-201

Address:53-2-2-201, Hexiang Road, Shangdong Community, Xininnovation Street, Xinglongtai District, Panjin City, Liaoning Province

李静，身份证号：210711197902204028

Li Jing , ID No.210711197902204028

地址:辽宁省盘锦市兴隆台区振兴街设计院社区56-2-301

Address: 56-2-301, Zhenxing Street Design Institute Community, Xinglongtai District, Panjin City, Liaoning Province

李莹，身份证号：21092119811107216X

Li Ying , ID No.21092119811107216X

地址:辽宁省阜新蒙古族自治县卧凤沟乡七家子村七家子南地44号

Address:No. 44 Qizi Nandi, Qizi Village, Wufenggou Township, Fuxin Mongolian Autonomous County, Liaoning Province

苑晓燕，身份证号：130634198811023583

Yuan Xiao Yan , ID No.130634198811023583

地址:河北省保定市曲阳县灵山镇横河口村39号

Address:39 Henghekou Village, Lingshan Town, Quyang County, Baoding City, Hebei Province

李杰，身份证号：370686200104227924

Li Jie, ID No.370686200104227924

地址:山东省栖霞市寺口镇邴家岭村75号

Address:No.75, Bing Jialing Village, Sikou Town, Qixia City, Shandong Province

孙天柱，身份证号：150426198704251559

Sun Tian Zhu, ID No.150426198704251559

地址:内蒙古赤峰市翁牛特旗亿合公镇四方地村大营子村民组

Address:Dayingzi Village Group, Sifang Di Village, Renhegong Town, Wengniute Banner, Chifeng City, Inner Mongolia

鉴于:

As

1.	甲方系一家在中华人民共和国境内注册合法成立并有效存续的外商投资企业;

Party A is a foreign-invested enterprise that is legally established and validly existing in the territory of the People’s Republic of China

2.	辽宁康拜尔生物科技开发有限公司( “康拜尔生物”)是一家在中国注册成立的有限责任公司;

Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”) is a limited liability company incorporated in China

3.	乙方各方为康拜尔生物的股东(合称”授权方”),其中, 其中, 孙秀芝持有85.964%的股权，李静持有6%的股权，李莹持有3%的股权，苑晓燕持有3.5%的股权，李杰持有1.5%的股权，孙天柱持有0.036%的股权。
Parties to Party B are shareholders of Kangbaier Biotechnology (“Pledgors”), of which Sun Xiuzhi hold 85.964% equity，Li Jing hold 6% equity, Li Ying hold 3% equity,Yuan Xiaoyan hold 3.5% equity,Li Jie hold 1.5% equity, and Sun Tianzhu hold 0.036% equity

4.	甲方、乙方各方与康拜尔生物于[ ]年[ ]月[ ]日签订了独家咨询和服务协议、股权处置协议、业务经营协议;

Party A, Party B and Kangbaier Biotechnology signed an exclusive consultation and service agreement, equity disposal agreement, and business operation agreement on Day Month Year

5.

为了保证甲方从乙方所拥有的康拜尔生物正常收取独家咨询和服务协议项下的服务费, 以及保证股权处置协议、业务经营协议的履行, 出质人分别及共同以其在康拜尔生物中拥有的全部股权作为前述协议的质押担保, 质权人为甲方。

In order to ensure that Party A normally collects the service fees under the exclusive consultation and service agreement from Kangbaier Biotechnology, which is owned by Party B, as well as the performance of the equity disposal agreement and business operation agreement, the pledgor shall separately and jointly use it in The entire equity owned by Kangbaier Biotechnology is used as the pledge guarantee of the aforementioned agreement, and the pledgee is Party A.

据此, 协议各方经过友好协商, 本着平等互利的原则, 达成如下协议以资遵守:

According to this, the parties to the agreement have reached the following agreement through friendly consultations and based on the principle of equality and mutual benefit to comply with:

1.	定义 Definition

除非本协议另有规定, 下列词语应按如下定义解释:
Unless otherwise specified in this agreement, the following terms shall be interpreted as defined below:

1.1	质权: 指本协议第2条所列的全部内容。

Pledge: Refers to all the contents listed in Article 2 of this agreement

1.2	股权: 指出质人共同合法持有的其在康拜尔生物的100%股权以及基于该等股权而享有的所有现时和将来的权利和利益。

Equity: Indicate the 100% equity in Kangbaier Biotechnology jointly and legally held by the pledger and all current and future rights and interests based on such equity

1.3	各协议: 指甲方、康拜尔生物及其他相关各方于 年 月 日签订的独家咨询和服务协议、股权处置协议、业务经营协议。

Agreements: Exclusive consultation and service agreements, equity disposal agreements, and business operation agreements signed by the nail party, Kangbaier Biotechnology and other related parties on the Day Month Year.

1.4	违约事件: 指本协议第7条所列的任何情况。

Event of Default: Refers to any of the circumstances listed in Article 7 of this Agreement.

1.5	违约通知: 指甲方根据本协议发出的宣布违约事件的通知。

Notice of breach of contract: A notice issued by the nail party in accordance with this agreement announcing an event of breach of contract

2.	质押 Pledge

2.1	出质人以其在康拜尔生物中拥有的全部股权质押给甲方, 作为各协议项下甲方权益的担保。

The pledger pledged all its equity in Kangbaier Biotechnology to Party A as a guarantee for Party A’s rights and interests under each agreement.

2.2	本协议项下股权质押所担保的范围为康拜尔生物和(或)出质人在各协议项下所应当向甲方支付的全部费用(包括法律费用)、支出及需要承担的损失, 利息、违约金、赔偿金、实现债权的费用, 以及在任何原因导致各协议全部或部分无效时, 康拜尔生物和出质人应向甲方承担的责任。

The scope of the guarantee for the equity pledge under this agreement is all the expenses (including legal expenses), expenses and losses to be borne and interest that Kangbaier Biotechnology and/or the pledger shall pay to Party A under each agreement , Liquidated damages, damages, costs for the realization of the creditor’s rights, and the responsibilities that Kangbaier Biotechnology and the pledgor shall bear to Party A when all or part of the agreements are invalidated for any reason

2.3	本协议项下的质权是指甲方所享有的, 以折价、拍卖、变卖出质人质押给甲方的股权而所得价款优先受偿的权利。

The pledge under this agreement is the right of the nail party to enjoy the priority to be paid for the price obtained by discounting, auctioning, and selling the equity pledged by the pledger to Party A.

2.4	除非本协议生效后甲方另行明确书面同意, 否则, 仅当康拜尔生物及出质人已适当地履行完毕其在各协议项下的全部义务和责任, 并经甲方书面认可后, 本协议项下的质押方可解除。若康拜尔生物或出质人在各协议规定的期限届满时, 仍未完全履行其在该等协议项下义务或责任的全部或任何部分, 甲方仍享有本协议所规定的质权, 直至上述有关义务和责任以令甲方合理满意的方式完全履行完毕。

Unless Party A otherwise expressly agrees in writing after this agreement comes into force, this will only be done after Kangbaier Biotechnology and the pledger have properly performed all their obligations and responsibilities under each agreement and approved by Party A in writing. The pledge under the agreement can be released. If Kangbaier Biotechnology or the pledgor fails to fully perform all or any part of its obligations or responsibilities under the agreement when the time limit specified in each agreement expires, Party A still enjoys the pledge rights specified in this agreement until The above-mentioned related obligations and responsibilities have been fully fulfilled in a manner that is reasonably satisfactory to Party A

3.	生效 Effect

3.1	本质押协议自各方签字盖章之日即为成立, 并在将股权质押记载于股东名册之日起生效。
The essential pledge agreement shall be established as of the date when the parties sign and seal, and shall take effect from the date when the pledge of equity is recorded in the register of shareholders

3.2	质押过程中, 如康拜尔生物未按独家咨询和服务协议交付服务费, 或未履行该等协议项下的其他条款或业务经营协议或股权处置协议项下的任何条款, 在合理通知之后, 甲方有权按本协议的规定行使质权。
During the pledge process, if Kangbaier Biotechnology fails to pay the service fee in accordance with the exclusive consultation and service agreement, or fails to perform other terms under these agreements or any terms under the business operation agreement or equity disposal agreement, after reasonable notice, A Party has the right to exercise the right of pledge in accordance with the provisions of this agreement

4.	质权凭证的占有、保管Possession and custody of pledge certificates

4.1	出质人应在本协议签订之日起十个工作日内或各方一致同意的更早时间将其在鲲澎天津的股权出资证明书(正本)交付给甲方保管, 并向甲方提交本协议项下质押已经适当地登记在股东名册上的证明, 办理所有依中华人民共和国法律法规所要求的各项审批、登记备案手续，并提交在工商登记机关办理完毕的股权质押登记证明文件。

The pledger shall deliver its equity capital contribution certificate (original) in Kunpeng Tianjin to Party A for safekeeping within ten working days from the date of signing this agreement or an earlier time agreed by all parties, and send it to Party A. Submit the proof that the pledge under this agreement has been properly registered on the shareholder register, go through all the approval, registration and filing procedures required by the laws and regulations of the People’s Republic of China, and submit the equity pledge registration documents completed in the industrial and commercial registration authority

4.2	质押记载事项发生变化, 依法需进行变更记载的, 甲方与乙方应在记载事项变更之日起五个工作日内作相应变更记载, 并提交相关的变更登记文件。

If the pledge record changes and the change record are required in accordance with the law, Party A and Party B shall make the corresponding change record within five working days from the date of the record change, and submit the relevant change registration documents.

4.3	股权质押期间, 出质人应指示康拜尔生物不分配任何股息、红利, 或采取任何利润分配方案; 如出质人就质押股权应取得除股息、红利或其它利润分配方案外的其它任何性质的经济性利益, 出质人应根据甲方要求指示康拜尔生物将有关（变现后的）款项直接汇至甲方指定的银行帐户, 未经甲方事先书面同意, 出质人不得动用。

During the equity pledge period, the pledger shall instruct Kangbaier Biotechnology not to distribute any dividends, bonuses, or adopt any profit distribution plan; if the pledger shall obtain any other property except dividends, bonuses or other profit distribution plans for the pledge of equity The pledgor shall instruct Kangbaier Biotechnology to remit the relevant (realized) funds directly to the bank account designated by Party A according to Party A’s request. Without Party A’s prior written consent, the pledgor shall not use it.

4.4	股权质押期间, 如出质人认购康拜尔生物的新注册资本或受让其他出质人持有的康拜尔生物股权(“新增股权”), 则该部分新增股权自动成为本协议项下的质押股权, 出质人应于取得新增股权后10个工作日内完成以该部分新增股权设定质押所需的各项手续。如出质人未能按照前述规定完成有关手续, 甲方有权立即按照本协议第八条的规定实现质权。
During the equity pledge period, if the pledger subscribes for Kangbaier Biotechnology’s new registered capital or transfers Kangbaier Biotechnology’s equity held by other pledgers (the “new equity”), this part of the newly added equity will automatically become under this agreement The pledger shall complete the procedures required to set up the pledge with the newly added equity within 10 working days after obtaining the newly added equity. If the pledgor fails to complete the relevant procedures in accordance with the foregoing provisions, Party A has the right to immediately realize the pledge rights in accordance with the provisions of Article 8 of this agreement

5.	出质人的声明和保证 Pledgor’s declaration and guarantee

出质人在签署本协议时向甲方做出如下陈述与保证, 并确认甲方系依赖于该等陈述与保证而签署和履行本协议:
The pledgor made the following statements and guarantees to Party A when signing this agreement, and confirmed that Party A relied on these statements and guarantees to sign and perform this agreement:

5.1	出质人合法持有本协议项下的股权, 并有权以该等股权向甲方提供质押担保。
The pledger legally holds the equity under this agreement and has the right to provide a pledge guarantee to Party A with such equit

5.2	自本协议签署之日起至甲方根据本协议第2.4项的规定享有质权的期间内，在任何时候, 一旦甲方根据本质押协议行使甲方的权利或实现质权时, 不应有来自任何其他方的合法权利要求或正当干预。
From the date of signing of this agreement to the period when Party A enjoys the pledge in accordance with the provisions of item 2.4 of this agreement, at any time, once Party A exercises Party A’s rights or realizes the pledge in accordance with the essential pledge agreement, there shall be no Any other party’s legal claims or legitimate interference

5.3	甲方有权以法律法规及本协议规定的方式行使质权。
Party A has the right to exercise the pledge rights in the manner prescribed by laws, regulations and this agreement.

5.4	其签署本协议和履行其在本协议项下的义务, 已取得所有必需的公司授权且不违反任何适用法律法规的规定, 在本协议的授权代表签字人已得到合法有效的授权。
It has signed this agreement and performed its obligations under this agreement, has obtained all necessary company authorizations and does not violate any applicable laws and regulations, and the authorized representative signatory of this agreement has been legally and effectively authorized

5.5	出质人持有的股权不存在任何其他权利负担或任何形式的第三人担保权益(包括但不限于质押)。
The equity held by the pledger does not have any other rights burdens or any form of third party security rights (including but not limited to pledges)

5.6	不存在与股权有关的任何正在进行中的民事、行政或刑事诉讼、行政处罚或仲裁, 并且不存在将会发生的民事、行政或刑事诉讼、行政处罚或仲裁。
There is no ongoing civil, administrative or criminal litigation, administrative penalty or arbitration related to equity, and there is no civil, administrative or criminal litigation, administrative penalty or arbitration that will occur

5.7	不存在任何与股权相关的应付而未付的税赋、费用或应完成而未完成的法律程序、手续。
There are no due but unpaid taxes, fees or legal procedures or procedures that should be completed but not completed related to equity

5.8	本协议的各条款均是其真实意思的表示, 对其具有法律约束力。
Each clause of this agreement is the expression of its true meaning and is legally binding.

6.	出质人的承诺Pledgor’s Commitment

6.1	在本协议存续期间, 出质人向甲方承诺, 出质人将:
During the duration of this agreement, the pledgor promises to Party A that the pledgor will:

6.1.1	除根据甲方的要求向甲方或甲方指定的人转让股权外, 未经甲方事先书面同意, 不得转让股权, 不得设立或允许存在任何可能影响甲方权利和利益的质押等任何其他权利负担或任何形式的第三人担保权益;
Except for the transfer of equity to Party A or a person designated by Party A at the request of Party A, the equity shall not be transferred without Party A’s prior written consent, and shall not establish or allow any other rights such as pledge that may affect Party A’s rights and interests Burden or any form of third party security interest

6.1.2	遵守并执行所有有关适用的法律、法规的规定, 在收到有关主管机关就质权发出或制定的通知、指令或建议时, 于五个工作日内向甲方出示上述通知、指令或建议, 并按照甲方的合理指示作出行动;
Comply with and implement all relevant applicable laws and regulations, and upon receipt of notices, instructions or suggestions issued or formulated by relevant competent authorities regarding pledge rights, present the aforementioned notices, instructions or suggestions to Party A within five working days, and Act in accordance with Party A’s reasonable instructions;

6.1.3	将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知, 以及可能改变出质人在本协议中的任何义务、或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的相关通知及时通知甲方, 并按照甲方的合理指示作出行动。
Any event or notice received that may affect the rights of the pledger’s equity or any part thereof, and may change any of the pledger’s obligations in this agreement, or to the pledger’s performance of the pledge in this agreement Any event that may have an impact on the obligation or relevant notifications received shall notify Party A in a timely manner, and act in accordance with Party A’s reasonable instructions

6.2	出质人同意, 甲方按本协议之条款行使甲方的权利, 不应受到出质人或出质人的承继人或受让人或任何其他人的中断或妨害。
The pledgor agrees that Party A’s exercise of Party A’s rights in accordance with the terms of this agreement shall not be interrupted or hindered by the pledgor or the pledgor’s successor or assignee or any other person

6.3	出质人向甲方保证, 为保护或完善本协议对各协议项下出质人和(或) 康拜尔生物义务的担保, 出质人将对康拜尔生物的章程进行一切必要的修改（如适用），诚实签署、并促使其他与质权有利害关系的当事人签署甲方所要求的所有的权利证书、契约、和/或履行并促使其他有利害关系的当事人履行甲方所要求的行为，并为甲方行使质权提供便利, 与甲方或其指定的任何第三方签署所有的有关股权证书的变更文件, 在合理期间内向甲方提供其认为需要的所有有关质权的文件。
The pledgor guarantees to Party A that in order to protect or improve the guarantee for the pledger and/or Kangbaier Biotechnology’s obligations under this agreement, the pledgor will make all necessary changes to Kangbaier Biotechnology’s articles of association (such as (Applicable), honestly sign and urge other parties interested in the pledge to sign all the rights certificates, contracts, and/or perform and urge other interested parties to perform the actions required by Party A, And to provide convenience for Party A to exercise the pledge right, sign all relevant equity certificate change documents with Party A or any third party designated by it, and provide Party A with all relevant pledge documents that it considers necessary within a reasonable period.

6.4	出质人向甲方保证, 为了甲方的利益, 出质人将遵守、履行所有的保证、承诺、协议及陈述。如出质人不履行或不完全履行其保证、承诺、协议及陈述, 出质人应赔偿甲方由此遭受的一切损失。
The pledgor guarantees to Party A that, for the benefit of Party A, the pledgor will abide by and perform all guarantees, promises, agreements and statements. If the pledgor fails to perform or does not fully perform its guarantees, promises, agreements and statements, the pledgor shall compensate Party A for all losses suffered thereby.

7.	违约事件 Breach Matters

7.1	下列事项均被视为违约事件:
The following matters are regarded as breach of contract

7.1.1	康拜尔生物、或其承继人或受让人未能按期足额支付各协议项下的任何应付款项, 或出质人或其承继人或受让人未能履行其在业务经营协议、股权处置协议、独家咨询和服务协议的义务;
Kangbaier Biotechnology, or its successors or assigns fail to pay any amounts due under each agreement in full and on time, or the pledger or its successors or assigns fail to perform its business operation agreement or equity disposal Obligations of agreements, exclusive consultations and service agreements;

7.1.2	出质人在本协议第5条、第6条所作的任何声明、保证或承诺有实质性的误导或错误, 和/或出质人违反本协议第5条、第6条的声明、保证或承诺;
Any statement, guarantee, or promise made by the pledgor in Article 5 and Article 6 of this agreement is substantially misleading or wrong, and/or the pledger violates Article 5, Article 6 of the agreement, guarantee, or committed to;

7.1.3	出质人严重违反本协议的任何条款;
The pledgor seriously violated any clause of this agreement;

7.1.4	除本协议6.1.1的约定外, 出质人舍弃出质的股权或未获得甲方书面同意而擅自转让出质的股权;
Except as stipulated in 6.1.1 of this agreement, the pledger abandons the pledged equity or transfers the pledged equity without obtaining the written consent of Party A

7.1.5	出质人本身对外的任何借款、担保、赔偿、承诺或其他偿债责任因违约被要求提前偿还或履行或已到期但不能如期偿还或履行, 致使甲方有理由认为出质人履行本协议项下的义务的能力已受到影响, 并且进而影响到甲方利益的;
Any external borrowing, guarantee, compensation, promise or other debt repayment responsibilities of the pledgor itself are required to be repaid or performed in advance due to breach of contract or have expired but cannot be repaid or performed as scheduled, so that Party A has reason to believe that the pledgor has performed this agreement The ability of the obligations under the item has been affected, and the interests of Party A are further affected;

7.1.6	出质人不能偿还一般债务或其他欠债, 并且进而影响到甲方利益的;
The pledger is unable to repay general debts or other debts, and further affect the interests of Party A

7.1.7	因有关法律颁布使得本协议不合法或出质人不能继续履行本协议项下的义务;
The promulgation of relevant laws makes this agreement unlawful or the pledgor cannot continue to perform its obligations under this agreement;

7.1.8	如果本协议可被执行或使之合法或生效所需之任何政府部门同意、许可、批准或授权被撤回、中止、失效或有实质性修改;
If this agreement can be executed or made legal or effective, any government department’s consent, permission, approval or authorization is withdrawn, suspended, invalidated or substantially modified

7.1.9	出质人因其所拥有的财产出现不利变化, 致使甲方认为出质人履行本协议项下的义务的能力已受到影响;
Due to adverse changes in the property owned by the pledgor, Party A believes that the ability of the pledgor to perform its obligations under this agreement has been affected

7.1.10	按有关法律规定甲方不能行使处分质权的其他情况。
According to relevant laws and regulations, Party A cannot exercise the right of disposition pledge.

7.2	如知道或发现上述第7.1条所述的任何事项或可能导致上述事项的事件已经发生, 出质人应立即以书面形式通知甲方。
If it is known or discovered that any of the matters mentioned in Article 7.1 above or events that may lead to the above matters have occurred, the pledgor shall immediately notify Party A in writing.

7.3	除非本条7.1款所列的违约事项已在甲方感到满意的情况下获得完满解决, 否则甲方可在出质人违约事项发生时或发生后的任何时间以书面形式向出质人发出违约通知, 要求出质人立即支付各协议项下的欠款及其他应付款项, 或者及时履行股权处置协议、业务经营协议。如在发出该等书面通知之日起十日内, 出质人或康拜尔生物未及时纠正其违约行为或采取必需的救济行为, 则甲方有权按本协议第8条的规定行使质权。
Unless the breaches listed in paragraph 7.1 of this article have been satisfactorily resolved to the satisfaction of Party A, Party A may issue a written notice of breach to the pledgor at any time after the occurrence of the pledgor’s breach of contract. , Require the pledgor to immediately pay the arrears and other payables under each agreement, or promptly perform the equity disposal agreement and business operation agreement. If the pledgor or Kangbaier Biotechnology fails to correct its breach of contract or take necessary remedies within ten days from the date of issuing such written notice, Party A shall have the right to exercise the right of pledge in accordance with Article 8 of this agreement.

8.	质权的行使

8.1	在各协议项下的费用和义务尚未全部履行前, 未经甲方书面同意, 出质人不得转让股权。
Before the expenses and obligations under each agreement are fully fulfilled, the pledger shall not transfer the equity without the written consent of Party A.

8.2	甲方行使质权时应按照本协议第7.3条的规定向出质人发出违约通知。
When Party A exercises the right of pledge, it shall issue a notice of breach of contract to the pledgor in accordance with Article 7.3 of this agreement

8.3	受限于第7.3款的规定, 甲方可在按第7.3条发出违约通知之后的任何时间里行使质权。
Subject to the provisions of Article 7.3, Party A may exercise the pledge right at any time after issuing a notice of breach of contract in accordance with Article 7.3

8.4	甲方有权按照法定程序以本协议项下的全部或部分股权折价, 或以拍卖、变卖该股权的价款优先受偿, 直到将各协议项下的未支付的服务费、其他一切应付款项抵偿完毕、以及股权处置协议、业务经营协议全部履行完毕。
Party A has the right to discount all or part of the equity under this agreement in accordance with legal procedures, or receive priority compensation from the auction or sale of the equity, until the unpaid service fees and all other payables under each agreement are offset Completion, and the equity disposal agreement and business operation agreement are all fulfilled

8.5	甲方依照本协议行使质权时, 出质人不得设置障碍, 并应予以必要的协助, 以使甲方实现其质权。
When Party A exercises the pledge rights in accordance with this agreement, the pledgor shall not set up obstacles, and shall provide necessary assistance to enable Party A to realize its pledge rights.

9.	转让 Tranfer

9.1	除非经甲方事先书面明确同意, 出质人无权向第三方转让其在本协议项下的任何权利和/或义务。
Unless Party A expressly agrees in writing in advance, the pledgor has no right to transfer any of its rights and/or obligations under this agreement to a third party.

9.2	本协议对出质人及其继任人均有约束力, 并且对甲方及其承继人或受让人有效。
This agreement is binding on the pledgor and its successors, and is valid for Party A and its successors or assigns.

9.3	甲方可以在任何时候将其在各协议项下的全部或任何权利和义务转让给其指定的任何第三方, 在这种情况下, 受让人应享有和承担本协议项下甲方享有和承担的权利和义务。甲方转让各协议项下的权利和义务时, 应甲方要求, 出质人应就此转让签署有关协议和/或文件。
Party A may at any time transfer all or any of its rights and obligations under each agreement to any third party designated by it. In this case, the transferee shall enjoy and bear the rights and obligations of Party A under this agreement. The rights and obligations assumed. When Party A transfers the rights and obligations under each agreement, at the request of Party A, the pledgor shall sign relevant agreements and/or documents for the transfer

9.4	因转让所导致的质权人变更后, 新质押双方应重新签订质押协议且出质人应负责办理全部有关登记手续。
After the pledgee is changed due to the transfer, both parties to the new pledge shall sign a pledge agreement again and the pledger shall be responsible for all relevant registration procedures

10.	手续费及其他费用Handling fees and other fees

10.1	一切与本协议有关的费用及实际开支, 其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等由甲乙双方各自承担一半。
All costs and actual expenses related to this agreement, including but not limited to legal fees, cost, stamp duty, and any other taxes, expenses, etc. shall be borne by each party

11.	不可抗力Force Majeure

11.1	本协议的履行因任何”不可抗力事件”而被延迟或受到阻碍时, 仅就这部分被延迟或被阻碍的履行, 受到不可抗力影响的一方不需对此承担在本协议项下的任何责任。”不可抗力事件”是指超出了一方所能合理控制的范围, 在受影响的一方加以合理的注意之下仍不可避免的任何事件, 其中包括但不限于, 政府行为、自然力、火灾、爆炸、地理变化、风暴、洪水泛滥、地震、潮汐、闪电或战争。但是, 资信、资金或融资不足不得被视为是超出了一方所能合理控制的事项。受”不可抗力事件”影响寻求免除本协议项下的或本协议任何条款项下履行责任的一方应尽快将此项免除责任一事通知另一方并告之其完成履行所要采取的步聚。
When the performance of this agreement is delayed or obstructed due to any “force majeure event”, the party affected by the force majeure does not need to bear any responsibility under this agreement only for this part of the delayed or obstructed performance. “Force majeure event” refers to any event that is beyond the reasonable control of a party and is still unavoidable under the reasonable attention of the affected party, including but not limited to government actions, natural forces, fires, explosions, and geography. Change, storm, flooding, earthquake, tide, lightning or war. However, insufficient credit, funds or financing shall not be regarded as matters beyond the reasonable control of one party. A party seeking to be exempted from performance under this agreement or under any clause of this agreement affected by the “force majeure event” shall notify the other party of the exemption of liability as soon as possible and inform it of the steps to be taken to complete the performance.

11.2	受到不可抗力影响的一方不需为此承担在本协议项下的任何责任, 但是只有在受影响的一方尽可行之努力而履行协议的条件下, 寻求免除责任的一方才可获得对此项责任履行的免除, 并且仅以被延迟或受阻碍的那部分履行为限。一旦此类免除责任的原因得到纠正或补救, 各方同意以最大努力恢复本协议项下的履行。
The party affected by force majeure does not need to bear any responsibilities under this agreement, but only if the affected party does its best to perform the agreement, the party seeking exemption from liability can be able to perform this responsibility The exemption is limited to the part of the performance that is delayed or hindered. Once the reasons for such exemption of liability are corrected or remedied, the parties agree to use their best efforts to resume performance under this agreement

12.	法律适用和争议解决Application of law and dispute resolution

12.1	本协议的签署、有效性、履行和解释, 以及争议的解决受中华人民共和国法律管辖, 依中华人民共和国法律解释。
The signing, validity, performance and interpretation of this agreement, as well as the settlement of disputes, are governed by the laws of the People’s Republic of China and interpreted in accordance with the laws of the People’s Republic of China

12.2	在本协议各方就本协议项下条款的解释和履行发生争议时, 各方应善意通过协商解决该争议。协商不成, 任何一方均可将有关争议提交中国国际经济贸易仲裁委员会按照其届时有效的仲裁规则仲裁解决。仲裁地点为北京, 仲裁使用之语言为中文。仲裁裁决应是终局性的, 对各方均有拘束力。
When the parties to this agreement have a dispute over the interpretation and performance of the terms under this agreement, the parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party can submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The place of arbitration shall be Beijing, and the language of arbitration shall be Chinese. The arbitration award shall be final and binding on all parties

12.3	除各方发生争议的事项外, 各方仍应当本着善意的原则按照本协议的规定继续履行各自义务。
Except for matters in dispute between the parties, the parties shall continue to perform their respective obligations in accordance with the provisions of this agreement in good faith.

13.	通知 Notice

本协议各方为履行本协议项下的权利、义务所发出的通知, 都应以书面做成, 并以专人递送、挂号邮寄、邮资预付邮寄、认可的速递服务、或图文传真的形式发送到有关一方或各方下列的地址。

The notices issued by the parties to this agreement to perform their rights and obligations under this agreement shall be made in writing and sent in the form of personal delivery, registered mail, postage prepaid mail, approved courier service, or graphic fax To the party concerned or the following address of each party

甲方: 佰迦康（辽宁）健康信息咨询服务有限公司

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

  电话：13998785999

Phone:13998785999

收件人:王增文

Recipient: Wang Zengwen

乙方:

Party B:

孙秀芝 Sun Xiu Zhi

地址:辽宁省盘锦市兴隆台区创新街商东社区鹤翔路53-2-2-201

Address:53-2-2-201, Hexiang Road, Shangdong Community, Xininnovation Street, Xinglongtai District, Panjin City, Liaoning Province

电话:15842767931

Phone:15842767931

李静Li Jing

地址: 辽宁省盘锦市兴隆台区振兴街设计院社区56-2-301

Address:56-2-301, Zhenxing Street Design Institute Community, Xinglongtai District, Panjin City, Liaoning Province

电话: 19951128222

Phone:19951128222

李莹 Li Ying

地址:辽宁省阜新蒙古族自治县卧凤沟乡七家子村七家子南地44号

Address:No. 44 Qizi Nandi, Qizi Village, Wufenggou Township, Fuxin Mongolian Autonomous County, Liaoning Province

电话:18576703367

Phone:18576703367

苑晓燕 Yaun Xiaoyan

地址: 河北省保定市曲阳县灵山镇横河口村39号

Address:39 Henghekou Village, Lingshan Town, Quyang County, Baoding City, Hebei Province

电话: 18515666707

Phone: 18515666707

李杰Li Jie

地址: 山东省栖霞市寺口镇邴家岭村75号

Address:No.75, Bing Jialing Village, Sikou Town, Qixia City, Shandong Province

电话: 17600462172

Phone: 17600462172

孙天柱Sun Tianzhu

地址:内蒙古赤峰市翁牛特旗亿合公镇四方地村大营子村民组

Address:Dayingzi Village Group, Sifang Di Village, Renhegong Town, Wengniute Banner, Chifeng City, Inner Mongolia

电话: 13940208721

Phone:13940208721

14.	附件 Attachment

本协议所列附件, 为本协议不可分割的组成部分。
The attachments listed in this agreement are an integral part of this agreement.

15.	弃权Waiver

甲方没有行使或延迟行使本协议项下的任何权利、补救方法、权力或特权时, 不得作为对该权利、补救方法、权力或特权的一项弃权, 甲方对任何权利、补救方法、权力或特权的任何单独或部分行使, 并不排除甲方对任何其它权利、补救方法、权力或特权的行使。本协议所规定的权利、补救方法、权力及特权是累加性的, 且不排除任何法律规定的任何权利、补救方法、权力及特权的适用。
When Party A fails to exercise or delays the exercise of any rights, remedies, powers or privileges under this agreement, it shall not be regarded as a waiver of such rights, remedies, powers or privileges. Or any single or partial exercise of privileges does not preclude Party A from exercising any other rights, remedies, powers or privileges. The rights, remedies, powers and privileges stipulated in this agreement are cumulative and do not exclude the application of any rights, remedies, powers and privileges provided by any law.

16.	其他 others

16.1	本协议的任何修改、补充或变更, 均须采用书面形式, 经各方签字盖章后生效。
Any modification, supplement or change of this agreement must be in written form and become effective after being signed and sealed by all parties

16.2	各方在此确认本协议为各方在平等互利的基础之上达成的公平合理的约定。如果本协议项下的任何条款因与有关法律不一致而无效或无法强制执行, 则该条款仅在有关法律管辖范围之内无效或无执行力, 并且不得影响本协议其他条款的法律效力。
The parties hereby confirm that this agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any clause under this agreement is invalid or unenforceable due to inconsistency with the relevant law, the clause shall only be invalid or unenforceable within the jurisdiction of the relevant law, and shall not affect the legal validity of other provisions of this agreement

16.3	本协议以中文书就, 正本一式十一份，各方各执一份。
This agreement is written in Chinese, eleven originals, and each party holds one copy.

[此页无正文, 为《股权质押协议》签署页]

Signature Page Only

甲方: 佰迦康（辽宁）健康信息咨询服务有限公司

Party A : Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: ___________________________

Authorized Representative:

[此页无正文, 为《股权质押协议》签署页]

Signature Page Only

乙方:

孙秀芝 Sun Xiu Zhi	李静 Li Jing

李莹 Li Ying	苑晓燕 Yuan Xiao Yan

李杰Li Jie	孙天柱 Sun Tian Zhu

附件: Attachment

1.	康拜尔生物股东名册。Kangbaier Biotechnology Shareholder’s list.

2.	辽宁康拜尔生物科技开发有限公司出资额。 Liaoning Kangbaier Biotechnology Development Co., Ltd. capital contribution.

辽宁康拜尔生物科技开发有限公司出资额

Liaoning Kangbaier Biotechnology Development Co., Ltd. capital contribution

股东姓名 Shareholder’s name	出资额(万元） capital contribution(ten thouands yuan)
孙秀芝 Sun Xiuzhi	30,087.40
李 静Li Jing	2100
李 莹 Li Ying	1050
苑晓燕Yuan Xiaoyan	1225
李 杰 LiJie	525
孙天柱Sun Tianzhu	12.6
合计TOTAL	35000

康拜尔生物股东名册

Kangbaier Biotechnology Shareholder’s list

股东姓名 Shareholder’s name	出资额(万元） capital contribution (ten thouands yuan)	出资方式 waysof investment	占股比例 ratio of share holding
孙秀芝 Sun Xiuzhi	30,087.40	货币currency	85.964%
李 静Li Jing	2100	货币currency	6%
李 莹 Li Ying	1050	货币currency	3%
苑晓燕Yuan Xiaoyan	1225	货币currency	3.5%
李 杰 Li Jie	525	货币currency	1.5%
孙天柱Sun Tianzhu	12.6	货币currency	0.036%
合计TOTAL	35000	货币currency	100%